Exhibit 99.1

1 6 th Annual B. Riley & Co . Investor Conference May 13, 2015 Bill Stone, CEO

Safe Harbor Statements. Statements in this presentation that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases, revenue and product synergies, cost savings, product or competitive enhancements and any other statement that may be construed as a prediction of future performance or events, including that Appia's technology will enhance Digital Turbine's existing products or foster new technology innovation, perceived benefits from the business combination, that the acquisition will result in increased revenue, cost savings and better competitive position, or that Digital Turbine will successfully integrate Appia’s technology, are forward - looking statements that speak only as of the date made an

d which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements . These factors include the effect of the Appia acquisition on relationships with customers, operating results and business generally ; the ability to expand the combined company’s global reach, accelerate growth and enhance a scalable, low - capex business model that drives EBITDA ; failure to realize anticipated operational efficiencies, revenue (including projected revenue) and cost synergies and resulting revenue growth, EBITDA and free cash flow conversion ; inability to refinance the assumed debt or to refinance the debt on favorable terms ; unforeseen challenges related to relationships with operators, publishers and advertisers and expanding and maintaining those relationships ; the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic relationships in the future or at all, including the ability to leverage advertising opportunities effectively and increase revenue streams for carriers ; unforeseen difficulties preventing rapid integration of Appia’s app - install infrastructure into Digital Turbine’s existing platform ; the inherent and deal specific challenges in converting discussions with carriers into actual contractual relationships ; the Company’s ability as a smaller company to manage international, and as a result of the proposed merger, larger operations ; varying and often unpredictable levels of orders ; the challenges inherent in technology development necessary to maintain the Company’s competitive advantage ; the potential for unforeseen or underestimated cash requirements necessary to enable the transaction synergies to be realized, and other risks including those described from time to time in Digital Turbine’s filings on Forms 10 - K and 10 - Q with the SEC, press releases and other communications . You should not place undue reliance on these forward - looking statements . The Company does not undertake to update forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Use of Non - GAAP Financial Measures . To supplement the Company’s condensed historical financial statements and/or forward looking financials presented in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”), Digital Turbine uses non - GAAP measures of certain components of financial performance, the exact amount of which are not currently determinable . These non - GAAP measures include non - GAAP adjusted gross profit and gross margin and non - GAAP adjusted EBITDA . Furthermore, the expected GAAP and non - GAAP results for the twelve month period ended March 31 , 2015 presented, if any, are subject to completion of the Company’s year - end accounting processes, which include the finalization of the Company’s provision for income taxes . Final results could also be affected by certain subsequent events . Non - GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period - to - period comparisons . The Company believes that these non - GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of core business operating results . The Company believes the non - GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations, if any, enhance the comparability of results against prior periods and allow for greater transparency of financial results . To the extent the Company is unable to provide a quantitative reconciliation for forward looking non - GAAP financial measures, the Company has provided a qualitative description of the anticipated differences between such non - GAAP financial measure and the most comparable financial measure . The Company believes non - GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes . The presentation of non - GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP . Non - GAAP Adjusted gross margin is defined as GAAP gross margin adjusted to exclude the effect of intangible amortization expense . Readers are cautioned that non - GAAP Adjusted gross margin should not be construed as an alternative to gross margin determined in accordance with U . S . GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP . Non - GAAP Adjusted EBITDA is calculated as GAAP net loss excluding the following cash and non - cash expenses : interest expense, foreign transaction gains (losses), debt financing and non - cash related expenses, debt discount and non - cash debt settlement expense, gain or loss on extinguishment of debt, income taxes, asset impairment charges, depreciation and amortization, stock - based compensation expense, change in fair value of derivatives, fees and expenses related to acquisitions and discretionary bonus expenses . Because Adjusted EBITDA is a non - GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other companies . Readers are cautioned that Non - GAAP Adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U . S . GAAP as an indicator of performance, which is the most comparable measure under GAAP . Non - GAAP adjusted gross profit and gross margin and adjusted EBITDA are used by management as internal measures of profitability and performance . They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before certain cash and non - cash charges and other costs that the Company does not believe are reflective of its core operating underlying business . © 2015 Digital Turbine, Inc. 2

Investment Thesis x At the center of exponential growth in marketing and app - install advertising spend on mobile x Strong secular tail winds of global mobile, app, and install advertising growth x Recent acquisitions create single, large scale ecosystem x Uniquely positioned to deliver apps and ads to a device’s home screen x Growing global customer base of carriers, OEMs, mobile sites, and apps x Accelerating revenue ramp x Driven by distribution, products, and optimization/device x Supported by a stable, predictable base x Scalable business model x Experienced management team x Market Timing © 2015 Digital Turbine, Inc. 3

Smartphones & apps are the technology platform of our time © 2015 Digital Turbine, Inc. 4 Mobile app revenues estimated at $45B in 2015, with advertising revenue representing $4.4B and forecast to grow +57% annually Source: Strategy Analytics, IDC, Gartner, TechCrunch, Google, Apple 1.3B 1.4M $45B smartphones shipped in 2014 apps on both Google Play and the App Store mobile app revenue forecast in 2015 $4.4B mobile advertising revenue in 2015

Facebook is currently driving approximately $2.4 billion in quarterly mobile ad revenue FB stock hits low of $17.73 on September 4, 2012 Launches app install ads on October 17, 2012 Facebook now has generated over 700M downloads with 1.2 billion mobile monthly active users Facebook Parallel Source: Facebook First Quarter 2015 Results © 2015 Digital Turbine, Inc. 5

Our Mission The ‘App Economy’ is exploding and redefining both industries and human lives. Our mission is to deliver the right app to the right customer at the right time…anywhere on the planet.

Appia Core Expand other partners/supply sources for advertisers Sell Advertising Ignite and IQ Sell Content MarketPlace and Pay DT Media Supply ongoing pipeline of advertisers to Ignite and IQ Our Business © 2015 Digital Turbine, Inc. 7

Now in Execution Phase Identify growing and dynamic market opportunity Develop right products to meet opportunity Sign customers to meet demand Launch and scale customers Optimize the business model to grow top and bottom line © 2015 Digital Turbine, Inc. 8 Development Acquisition Execution Strong foundation through product development and customer acquisition Now in process of accelerating revenue ramp

Growth Levers Expand Product Footprint Increase Distribution Footprint Optimize Revenue per Device © 2015 Digital Turbine, Inc. 9

Product Overview mobile device management solution with targeted app distribution capabilities Digital Turbine Ignite customized user experience and app discovery tool Digital Turbine IQ an application and content store Digital Turbine Marketplace Digital Turbine Pay content management and mobile payment solution © 2015 Digital Turbine, Inc. 10

Ignite simplifies the conversion flow for app installs from 6 steps to 2 steps, creating an order of magnitude increase in mobile monetization 1: Open app or mobile web site Current Flow for Facebook, Appia, and others 2: Click on mobile ad for app install 3: Go to app store or Google Play 4: Install App 5: Open App © 2015 Digital Turbine, Inc. 11 Ignite: Optimizes User Flow which increases Performance

Ignite Flow 1 2 3 Ignite simplifies the conversion flow for app installs from 6 steps to 2 steps , creating an order of magnitude increase in mobile monetization © 2015 Digital Turbine, Inc. 12 Ignite: Optimizes User Flow which increases Performance

IQ: Delivering the right app to the right customer at the right time © 2015 Digital Turbine, Inc. 13 Digital Turbine Recommendation Server Operator CRM Data Device & App Data Historical App Perform. Appia Data Intel. xyo Engine Third Party Data IQ Suite of Products Organizer Discover Native Ads IQ App API Customizable IQ Products

Appia Core Diversifies Revenues Appia will continue to scale as a leading worldwide mobile user acquisition network © 2015 Digital Turbine, Inc. 14 • Partnering with 150+ app install advertisers – Drives both Appia Core and DT Media ads – E xposure to Apple Ecosystem, with ~20% of revenue from iOS advertisers • Solid foundation of 250+ Global Publishers partners utilizing the Appia platform – Expanding international supply base in China and other geographies – Planning continued growth through APK managed DSP and leveraging DT Ad Units for Publishers

Product Footprint Expansion • Deploy product suite across more handsets within existing customers • Deploy product suite across more operator customers • IQ device expansion with T - Mobile in US • Deutsche Telekom now launched in Europe with Ignite • Marketplace also expanding DT Ignite/IQ relationships (e.g., Vodafone, SingTel, Telstra) © 2015 Digital Turbine, Inc. 15 Ignite I Q

Increase Distribution Footprint Operators OEM’s Other Third Parties (Distributors, Chipset suppliers, Retailers, etc.) © 2015 Digital Turbine, Inc. 16 Strategy: Connect any Third Party wanting to monetize mobile applications on any Screen

Operators and Distributors Leveraging the DT Media Platform © 2015 Digital Turbine, Inc. 17

New OEM relationships

HTC
~30M devices shipped per year
Sponsored App provider for BlinkFeed

acer
~6M devices shipped per year
Sponsored App provider for Tablets and Smartphones

ASUS
~10M devices shipped per year
Sponsored App provider for Tablets and Smartphones

TOUCHMATE
1M devices shipped per year in EMEA
Preloading Ignite on all Android devices

digital turbine

© 2015 Digital Turbine, Inc.

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Optimize Revenue per Device Past • CPI (Cost per Install) Present • CPI • Cost per Placement (CPP) • Cost per Action (CPA) Future • CPI • CPP • CPA • Targeting (e.g., Precision) • Set - up Wizard • App Widget • eCPM • Utility Preloads (e.g., Weather) © 2015 Digital Turbine, Inc. 19 ▪ Customers are asking for additional pricing models that will deliver better quality ▪ Focus is the optimization of the overall revenue per device by utilizing all pricing models

Reiterating Guidance – FY15 and FY16 $28M - $32M $58M - $62M $110M - $130M $0M $20M $40M $60M $80M $100M $120M $140M FY15 As-reported basis FY15 Pro Forma* FY16 Guidance • Assumes Appia owned for full fiscal year 2015 © 2015 Digital Turbine, Inc. 20 • FY16: • Revenue to be in the range of: $110M - $130M • Non - GAAP adjusted gross margin in the mid - 30% - range • Positive Non - GAAP adjusted EBITDA • Q1’16: • Revenues to be in the range of: $17M - $19M

Experienced Executive Team

- **Bill Stone – Chief Executive Officer**
  - 20+ years experience in wireless, content, media, technology, marketing, and distribution
  - SVP, Qualcomm; CEO, Handango; exec. positions at Verizon, Vodafone, and AirTouch

- **Andrew Schleimer** – CFO
  - President, Au Courant Capital Corp.; EVP of Strategic Development, DCP and Six Flags
- **James Alejandro** – Chief Accounting Officer
  - Dell, Inc., Director of Accounting, North America & Global S&P Revenue
- **Nick Montes** -- Global Business Development
  - President, Logia Mobile USA; President and CEO, Viva Vision; ex-Verizon and AirTouch
- **Jon Mooney** – APAC and Content
  - Chief Operating Officer, MIA; Content Acquisition & Strategy, Telstra
- **Kirstie Brown** – Commercial Operations
  - Chief Financial Officer, MIA; Controller, MBlox

- **Harris Thurmond** – Ignite and IQ Products
  - Director of Mobile Software Development, Dell; Program Manager, Microsoft
- **Jamie Fellows** – Advertising Products
  - SVP of Product, Millennial Media; VP of Product Management, AOL
- **Jeff Henderson** – Engineering and IT
  - Director of Engineering, Novarra; Director of Engineering, Motricity
- **Jim Harvey** – Appia Core
  - VP of Client Strategy Brooks Bell, SVP of Consumer & Developer Services, Motricity
- **Matt Tubergen** – DT Media
  - SVP & GM of USA, Taptica; Product Manager, Recharge Studios W3i

digital turbine

© 2015 Digital Turbine, Inc. 21

Board Composition Rob Deutschman , Chairman Peter Guber Paul Schaeffer Chris Rogers Jeff Karish Bill Stone Jud Bowman Craig Forman Board of Directors and Shareholder Composition 33% 12% 55% % Shares Held Former Appia Insiders Public Float Equity Ownership Structure Shareholder base comprised of DT insiders, Appia VC investors*, and long - term strategic investors © 2015 Digital Turbine, Inc. 22 * Trident Capital, Venrock, DCM, Noro - Moseley, Wakefield Group, Relay Ventures and Eric Schmidt’s Tomorrow Ventures

Thank you!